UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                               FORM 8-K


                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 18, 2005
                                                   ------------

                           II-VI Incorporated
                           ------------------
         (Exact Name of Registrant as Specified in Its Charter)

                             Pennsylvania
                             ------------
            (State or Other Jurisdiction of Incorporation)

           0-16195                          25-1214948
           -------                          ----------
 (Commission File Number)        (IRS Employer Identification No.)


375 Saxonburg Boulevard, Saxonburg, Pennsylvania         16056
---------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                            (724) 352-4455
                            --------------
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
                            --------------
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

On May 18, 2005, II-VI Incorporated issued a press release announcing that its Board of Directors had authorized a stock repurchase program allowing the Company to buy back up to 500,000 shares of its common stock. All repurchases will be made from time to time in the open market in compliance with all applicable laws and regulations including the Securities and Exchange Commission rules.

The announcement is contained in a press release from the Company that is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

              99.1     Press Release





                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    II-VI INCORPORATED
                                    (Registrant)

Date:  May 18, 2005              By:     /s/ Carl J. Johnson
                                               Chairman and
                                         Chief Executive Officer



Date:  May 18, 2005              By:    /s/ Craig A. Creaturo
                                          Chief Financial Officer
                                               and Treasurer





                              EXHIBIT INDEX


      Exhibit No.               Description
      -----------               -----------

      99.1  Press Release       II-VI Incorporated Announces
                                Share Repurchase Program